SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TIMOTHY PLAN
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4.    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

            --------------------------------------------------------------------
      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3.    Filing Party:

            --------------------------------------------------------------------
      4.    Date Filed:

            --------------------------------------------------------------------

                                  TIMOTHY PLAN
                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free: 800-846-7526
                     Offering the Following Family of Funds:

Timothy Plan Aggressive Growth Fund                       Timothy Plan Large/Mid-Cap Growth Fund
Timothy Plan Small-Cap Value Fund                         Timothy Plan Mid/Large-Cap Value Fund
Timothy Plan Patriot Fund                                 Timothy Plan Fixed Income Fund
Timothy Plan Money Market Fund                            Timothy Plan Strategic Growth Fund
Timothy Plan Conservative Growth Fund                     Timothy Plan Small-Cap Variable Series
Timothy Plan Conservative Growth Variable Series          Timothy Plan Strategic Growth Variable Series

================================================================================

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of all Timothy Plan Funds:

The Timothy Plan (the "Trust") is holding a special meeting (the "Special Meeting") of its shareholders on Friday February 25, 2005 at 10:00 a.m., Eastern Time. The meeting will be held at the offices of the Trust's Administrator, Citco Mutual Fund Services, Inc., located at 83 General Warren Blvd., Suite 200, Malvern, PA 19355.

The Trust is a Delaware business trust, operating as a registered management investment company. The Trust currently offers shares of the ten above-noted series to the public (each a "Fund" and together the "Funds"). The Trust further has divided shares of one or more Funds into various classes of shares. The Trust currently offers Class A shares, which are sold with a front-end sales charge, Class C shares, which are sold with a contingent deferred sales charge ("CDSC") that may be imposed on redemptions for a period of thirteen months after purchase and are subject to a continuing 12b-1 fee, No-Load shares (Money Market Fund only) and has previoulsy offered Class B shares, which are offered with a CDSC that declines to zero over a period of years. This proxy statement relates to all share classes of all Funds.

The Special Meeting is being held for the following purposes:

1. To elect twelve (12) trustees, each of whom will serve until his or her successor is duly qualified and elected; and

2.    To transact such other business as may properly come before the meeting.

The matters referred to above are discussed in detail in the proxy statement enclosed with this notice.

The Board of Trustees has fixed the close of business on January 15, 2005 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

                                       By Order of the Board of Trustees,

                                       /s/ Arthur D. Ally
                                       -----------------------------------------
                                       ARTHUR D. ALLY
                                       President

January 28, 2005

                                  TIMOTHY PLAN
                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free: 800-846-7526
                     Offering the Following Family of Funds:

Timothy Plan Aggressive Growth Fund                       Timothy Plan Large/Mid-Cap Growth Fund
Timothy Plan Small-Cap Value Fund                         Timothy Plan Mid/Large-Cap Value Fund
Timothy Plan Patriot Fund                                 Timothy Plan Fixed Income Fund
Timothy Plan Money Market Fund                            Timothy Plan Strategic Growth Fund
Timothy Plan Conservative Growth Fund                     Timothy Plan Small-Cap Variable Series
Timothy Plan Conservative Growth Variable Series          Timothy Plan Strategic Growth Variable Series

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                             DATED JANUARY 28, 2005

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 25, 2005

--------------------------------------------------------------------------------

INTRODUCTION

The Board of Trustees (the "Board") of Timothy Plan (the "Trust") has voted to call a special meeting (the "Special Meeting") of all shareholders of each of the separate series listed above (each a "Fund" and together the "Funds"), representing all of the Funds offered by the Trust, in order to seek shareholder approval of a single proposal relating to the Trust. The meeting will be held at the offices of the Trust's Administrator, Citco Mutual Fund Services, Inc., located at 83 General Warren Blvd., Suite 200, Malvern, PA 19355., at 10:00 a.m., Eastern Time, on Friday, February 25, 2005. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-846-7526 to inform them of your intentions.

ITEMS FOR CONSIDERATION

The Board is asking you to approve a single proposal, the election of twelve persons to serve as Trustees on the Board until such time as their successors shall be duly qualified and elected.

WHO MAY VOTE

All shareholders of all Funds who own shares as of the close of business on January 15, 2005 (the "Record Date") are entitled to vote on the proposal. The number of shares for each class of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement.

VOTING BY PROXY

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided, or fax it back to the Trust at 610-232-1777. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Board has named Theresa McNamee and Terry Covert as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Mr. Terry Covert, The Timothy Plan, 1304 West Fairbanks Avenue, Winter Park, FL 32789, or by attending the Special Meeting and voting in person.

VOTING IN PERSON

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

BOARD RECOMMENDATION

The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "For All" the nominees described in this proxy statement.

REQUIREMENT OF A QUORUM AND VOTE NEEDED TO ELECT TRUSTEES

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, a majority of the outstanding shares of the Trust, in the aggregate, as of the Record Date, is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to a proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the twelve persons who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

ADJOURNMENTS

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

COSTS OF THE SPECIAL MEETING

The Trust is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

WHO TO CALL WITH QUESTIONS

At your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2003, and its most recent subsequent semi-annual report, dated June 30, 2004. Please call the Trust at 1-800-846-7526 to request an annual and/or semi-annual report, or with any questions you may
have          relating         to         this         proxy          statement.

--------------------------------------------------------------------------------

             PROPOSAL # 1. ELECTION OF TWELVE TRUSTEES TO THE BOARD

WHO ARE THE NOMINEES FOR TRUSTEE?

The Board has approved the nomination of Arthur D. Ally, Joseph E. Boatwright, Mathew D. Staver, Charles E. Nelson, Wesley W. Pennington, Scott Preissler, Alan
W. Ross, Richard W. Copeland, William W. Johnson, Kathryn T. Martinez, John C. Mulder and David J. Tolliver each to serve as a Trustee until his successor has been elected and duly qualified.

Messrs. Ally, Boatwright, Staver, Nelson, Pennington, Preissler and Ross presently serve as Trustees to the Trust and each Fund. Mr. Ally currently also serves as President and Treasurer of the Trust and Chairman of the Board of Trustees. Mr. Boatwright also currently serves as Secretary to the Trust. Mr. Preissler and Mr. Ross were appointed as Trustees by the Board in January, 2004 to fill vacancies created by the resignation of two Trustees. Mr. Copeland, Mr. Johnson, Ms. Martinez, Mr. Mulder and Mr. Tolliver are being proposed as Trustees for the first time.

No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee or nominee have a materially adverse interest to the Trust. Each nominee has consented to serve if elected. To the best knowledge of the Trust, as of January 15, 2005, no Trustee or nominee owned, individually, more than 1% of any Class of shares of any Fund, and the Trustees and nominees, in the aggregate, owned less than 5% of any shares of the Trust.

The following tables set forth information concerning each Trustee and Nominee:

INTERESTED TRUSTEES

The following Trustee Nominees are considered to be "Interested Persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ARTHUR D. ALLY*       President, Chairman,     Indefinite:  Trustee, Chairman and                      12
                      Trustee                  President since 1994
1304 West Fairbanks
Ave.
Winter Park, FL

Age:  63
                      --------------------------------------------------------------------------------------------------
                                                                                         OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      President and controlling shareholder of Covenant Funds, Inc.                   None
                      ("CFI"), a holding company.  President and General Partner of
                      Timothy Partners, Ltd. ("TPL"), investment adviser and principal underwriter to each series of the Trust.  CFI is also the managing general partner of TPL.
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
JOSEPH E.             Trustee, Secretary       Indefinite:  Trustee and                                12
BOATWRIGHT**          Secretary since 1995

1410 Hyde Park Drive
Winter Park, FL

Age:  75
                      --------------------------------------------------------------------------------------------------
                                                                                         OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
                      Retired Minister.  Currently serves as a consultant to the Greater              None
                      Orlando Baptist Association.  Served as Senior Pastor to Aloma
                      Baptist Church from 1970 - 1996
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
MATHEW D. STAVER**    Trustee                  Indefinite:  Trustee, since 2000                        12

210 East Palmetto
Avenue
Longwood, FL

Age:  48
                      --------------------------------------------------------------------------------------------------
                                                                                           OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Attorney specializing in free speech, appellate practice
                      and None religious liberty constitutional law. Founder of
                      Liberty Counsel, a religious civil liberties education and legal defense organization.
------------------------------------------------------------------------------------------------------------------------

* Mr. Ally is an "interested" Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are "interested" Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

INDEPENDENT TRUSTEES

The Following Trustee Nominees are considered to be "Disinterested Persons" of the Trust. These persons are also commonly known as "Independent Persons", meaning that they have no direct affiliation with the Trust, the Advisor, any Sub-Advisor, the Underwriter or a Service provider to the Trust, and do not hold significant equity positions an any of those entities.

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
CHARLES E. NELSON     Trustee                  Indefinite:  Trustee since 2000                         12

1145 Cross Creek
Circle
Altamonte Springs, FL

Age:  71
                      --------------------------------------------------------------------------------------------------
                                                                                           OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Certified  Public  Accountant.   Director  of  Operations,   National           None
                      Multiple  Sclerosis  Society Mid Florida Chapter.  Formerly  Director
                      of Finance,  Hospice of the  Comforter,  Inc.  Formerly  Comptroller,
                      Florida  United  Methodist  Children's  Home,  Inc.  Formerly  Credit
                      Specialist  with the  Resolution  Trust Company and Senior  Executive
                      Vice President,  Barnett Bank of Central Florida.  Formerly  Managing
                      Partner, Arthur Anderson, CPA firm, Orlando, Florida branch
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
WESLEY W. PENNINGTON  Trustee                  Indefinite:  Trustee since 1994                         12

442 Raymond Avenue
Longwood, FL

Age:  75
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Retired Air Force Officer.  Past President, Westwind Holdings, Inc.,            None
                      a development company, since 1997.  Past President and controlling shareholder, Weston, Inc., a fabric treatment company, from
                      1979-1997.  President, Designer Services Group, 1980-1988.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF PORTFOLIOS
                      POSITION(S)                  TERM OF OFFICE                          IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST              AND LENGTH OF TIME SERVED               TRUSTEE
------------------------------------------------------------------------------------------------------------------------
SCOTT PREISSLER,      Trustee                      Indefinite:  Trustee since January, 2004             12
PH.D.

P.O. Box 50434
Indianapolis, IN
46250

Age:  45
                      --------------------------------------------------------------------------------------------------
                                                                                           OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      President and CEO of Christian Stewardship Association.                         None
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ALAN W. ROSS          Trustee                  Indefinite:  Trustee since January, 2004                12

11210 West Road
Roswell, GA

Age:  54
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      CEO of  Corporate  Development  Institute,  which he  founded in 1999.          None
                      Previously  served as President and CEO of Fellowship of Companies for
                      Christ.  Author of three  books:  Beyond  World  Class,  Unconditional
                      Excellence, and Breaking Through to Prosperity.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
RICHARD W.            Trustee Nominee          Indefinite:  Mr. Copeland is standing                   12
COPELAND                                       for election for the first time.

1112 Glen Falls Road
Deland, FL

Age:  58
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Private  practicing  attorney for the last 31 years,  specializing  in          None
                      wills,  trust,  probate and estate planning.  Also Associate Professor of  Accounting,  Stetson  University  School  of  Business.  B.A  from
                      Mississippi  College-  1969. JD from  University of Florida- 1972. LLM from University of Miami- 1973
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF PORTFOLIOS
                      POSITION(S)                 TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST             AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
WILLIAM W.            Trustee Nominee          Indefinite:  Mr. Johnson is standing for               12
JOHNSON                                        election for the first time.

8058 W. 44th Street
Fremont, MI

Age:  58
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      President and Director of the American Decency Association.  Masters  Director, American Decency
                      of Religious Education, Grand Rapids Business Seminary- 1983.  BS,            Association
                      Michigan State University- 1971.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
KATHRYN T.            Trustee Nominee          Indefinite:  Ms. Martinez is standing for               12
MARTINEZ                                       election for the first time.

4398 New Brad Street
Orlando, FL

Age:  55
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Executive Chair of the International Committee for the National Race            None
                      for the Cure, since 2003.  Chair of and Participant in numerous committees and charitable foundations.  Master Gardener and Teacher,
                      1998-2003.  MAT in English, Rollins College, Winter Park, FL- 1980.
                      BA, Florida Sate University- 1971
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
JOHN C.               Trustee Nominee          Indefinite:  Mr. Mulder is standing for                 12
MULDER                                         election for the first time.

15580 Pineedle Court
Colorado Springs, CO

Age:  54
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      President of Christian Community Foundation and National Foundation,      Director, Christian
                      Inc., since 2001.  Formerly District manager of a large regional bank    Community Foundation
                      and trust company and CEO of Technology Concepts, Inc., a real estate
                      software and internet sales company.  Over 22 years executive             Director, National
                      experience in the financial services industry.  BA, Wheaton College,       Foundation, Inc.
                      Wheaton IL- 1972.  MBA, University of Chicago- 1974.
                                                                                                Director, Charities
                                                                                                Support Foundation
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF PORTFOLIOS
                      POSITION(S)              TERM OF OFFICE                            IN FUND COMPLEX OVERSEEN BY
NAME, AGE & ADDRESS   HELD WITH TRUST          AND LENGTH OF TIME SERVED                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------
DAVID J.              Trustee Nominee          Indefinite:  Mr. Tolliver is standing for               12
TOLLIVER                                       election for the first time.

4000 East Maplewood
Excelsior Springs, MO

Age:  54
                      --------------------------------------------------------------------------------------------------
                                                                                            OTHER DIRECTORSHIPS
                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS                              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                      Pastor, Pisgah Baptist Church, Excelsior Springs, MO.  Formerly           Trustee, Midwestern
                      served as Pastor at a number of other churches from 1986.  Doctor of      Baptist Theological
                      Ministry, Midwestern Baptist Theological Seminary, Kansas City MO-             Seminary
                      1995.  Master of Divinity, Midwestern Baptist Theological Seminary,
                      Kansas City MO- 1990.  BBA, Dallas Baptist University, Dallas, TX-    Trustee, Southwest Baptist
                      1985                                                                          University
------------------------------------------------------------------------------------------------------------------------

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

Pursuant to a newly enacted rule under the 1940 Act, by January 2006, boards of trustees of mutual funds such as the Trust will be required to have not more than 25% of its board members be considered as "interested persons", as that term is defined in the 1940 Act. In November, 2004, the Board considered the future needs of the Trust as new Funds were added and the upcoming changes to the federal rules governing the Board. After full discussion, the Board decided to expand from nine to twelve members and to limit the Board to no more than three "interested" Trustees, as that term is defined in the 1940 Act. The Board formed a nominating committee composed of Mr. Pennington and Mr. Nelson, who began seeking qualified nominees to fill the existing vacancies and to fill the new Trusteeships authorized by the Board. In late December, 2004, the nominating committee proposed the persons described above as trustees, and the Board, including the current independent trustees separately where required, nominated the persons described above as Trustees, called for a special meeting of the shareholders, and directed management of the Trust to take all necessary steps to effect the vote of the Board.

If the Trust's shareholders approve Proposal # 1, the Board will be composed of three "interested" Trustees and nine independent Trustees. Accordingly, 75% of the Board will be composed of independent Trustees.

HOW LONG DO TRUSTEES SERVE ON THE BOARD?

Trustees may serve on the Board until their successors are elected and qualified at a meeting of the Trust's shareholders. Because the Trust generally is not required to call periodic shareholder meetings, the Trustees may serve for an indefinite period of time. A Trustee may retire or resign at any time, and a Trustee may be removed from office at any time by a majority vote of the then sitting Trustees or by two-thirds vote of the outstanding shares of the Trust.

WHAT ARE THE BOARD'S RESPONSIBILITIES?

The Board is responsible for the general management and oversight of the Trust's business affairs and for assuring that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations, for the benefit of and in the best interests of the shareholders.

The Board monitors the performance of each Fund and the quality of services provided to the Funds by the Trust's various service providers. At least annually, the Board reviews the performance of the investment managers of the Funds, decides whether to renew their contracts or replace them, and reviews the fees paid by the Funds for, and the quality of, all the services provided to the Funds.

The Board represents the shareholders, and the Board is responsible for discussing with and guiding senior management of the Trust in correcting any deficiencies found by the Board with respect a Fund, monitoring potential conflicts that may arise between the Trust and affiliated parties to make sure that the shareholders' best interests are served, and generally supervising the affairs of the Trust so as to maximize value to the shareholders.

WHAT ARE THE BOARD'S STANDING COMMITTEES?

The Board currently has only one standing committee, the Audit Committee. The current members of the Audit Committee are Wesley Pennington, Charles Nelson, Scott Preissler and Alan Ross. The Audit Committee is responsible for:

1. Considering management's recommendation of independent accountants for each Fund and evaluating the performance, expense and financial stability of the independent accountant(s);

2. Reviewing and coordinating audit plans prepared by the independent accountant(s) for each Fund; and

3.    Reviewing   financial   statements   contained  in  periodic   reports  to
      shareholders with the independent accountant and Trust management.

HOW OFTEN DOES THE BOARD MEET?

The Board typically meets four times a year to review the operations of the Trust and each Fund. Generally, all meetings are held in person at the offices of the Trust. The Audit Committee meets at least annually.

During the fiscal year ended on December 31, 2004, the Board met four times and the Audit Committee met twice. All of the current Trustees and Committee members attended at least 75% of those meetings.

ARE THE TRUSTEES AND OFFICERS OF THE TRUST PAID FOR THEIR SERVICES TO THE TRUST?

Officers and/or Trustees of the Trust who are also officers of an affiliate of the Trust are paid for their services to the affiliate by such affiliate, but such compensation is unrelated to the person's service as a Trustee to the Trust.

The Independent Trustees currently receive no compensation for their services to the Trust. The Board periodically reviews the issue of trustee compensation, and to date, the independent trustees have repeatedly taken the position that service as a trustee for this Trust is a moral duty not requiring additional monetary compensation.

TRUSTEE HOLDINGS OF FUND SHARES

As of January 15, 2005, the Trustees owned or had a beneficial interest in the following dollar ranges of Timothy Plan Funds:

---------------------------------------------------------------------------------------------------------------------
TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES OWNED IN EACH FUND         AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES OWNED IN ALL
                                                                                     FUNDS OVERSEEN BY TRUSTEE.
---------------------------------------------------------------------------------------------------------------------
Mr. Ally                Aggressive Growth-            $1 to $10,000                  $1 to $10,000
                        Small Cap Value-              $1 to $10,000
                        Large/Mid Cap Value-          $1 to $10,000
                        Fixed Income-                 $1 to $10,000
                        Strategic Growth-             $1 to $10,000
                        Conservative Growth-          $1 to $10,000
---------------------------------------------------------------------------------------------------------------------
Mr. Boatwright          Large/Mid Cap Value-          $50,000 to $100,000            Over $100,000
                        Small Cap Value-              $50,000 to $100,000
                        Strategic Growth-             Over $100,000
                        Conservative Growth-          $50,000 to $100,000
                        Fixed Income-                 $50,000 to $100,000
                        Money Market-                 $1 to $10,000
---------------------------------------------------------------------------------------------------------------------
Mr. Staver              Small Cap Value-              $50,000 to $100,000            $50,000 to $100,000
                        Strategic Growth-             $1 to $10,000
---------------------------------------------------------------------------------------------------------------------
Mr. Nelson              NONE                                                         NONE
---------------------------------------------------------------------------------------------------------------------
Mr. Pennington          Small Cap Value-              $10,000 to $50,000             $50,000 to $100,000
                        Large/Mid Cap Value-          $10,000 to $50,000
---------------------------------------------------------------------------------------------------------------------
Mr. Preissler           NONE                                                         NONE
---------------------------------------------------------------------------------------------------------------------
Mr. Ross                NONE                                                         NONE
---------------------------------------------------------------------------------------------------------------------

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU
                        VOTE "FOR ALL" ON PROPOSAL # 1.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. ("TPL") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. TPL has been providing underwriting services to the Funds of the Trust since 1997.

TPL is not compensated by the Trust for its services to the Funds of the Trust. TPL retains commissions on sales of Fund shares when such sales are not effected by an outside broker, dealer or financial professional. TPL receives the same commissions as any other broker with whom the Trust has entered into a selling agreement.

ALLOCATION OF PORTFOLIO TRANSACTIONS

TPL also serves as the investment adviser for each Fund. TPL, with the consent of the Board and each Fund's shareholders, has engaged other firms to serve as the day-to-day investment managers for each Fund (the "Sub-Advisers"). TPL, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected by the Sub-Advisers in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of TPL and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, TPL and to the Sub-Advisers. TPL and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

TPL and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to TPL and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if TPL and/or the Sub-Advisers determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or TPL the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of TPL and its subsidiaries. In addition, the investment management fee paid by the Fund to TPL is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

HOUSEHOLDING

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                             AS OF JANUARY 15, 2005

----------------------------------------------------------------------------------------------------------------------
NAME OF TIMOTHY PLAN FUND                  NO-LOAD         CLASS A          CLASS B        CLASS C           TOTAL
----------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                             0         2871511          1327320        110775             4309606
----------------------------------------------------------------------------------------------------------------------
Large/Mid-Cap Value Fund                         0         3425681           465048        106901             3997630
----------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                0         2241872           376759         91232             2709863
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                           0         2382739           221078        107780             2711598
----------------------------------------------------------------------------------------------------------------------
Large/Mid-Cap Growth Fund                        0         5563266           410000        157867             6131133
----------------------------------------------------------------------------------------------------------------------
Patriot Fund                                     0           69046                0         30111               99157
----------------------------------------------------------------------------------------------------------------------
Strategic Growth Fund                            0         2458103          2198579        274781             4931464
----------------------------------------------------------------------------------------------------------------------
Conservative Growth Fund                         0         2296442          1287824        276876             3861142
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                          3896572               0                0             0             3896572
----------------------------------------------------------------------------------------------------------------------
Small-Cap Variable Series                   327902               0                0             0              327902
----------------------------------------------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                             AS OF JANUARY 15, 2005

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           % OWNERSHIP OF TOTAL
                                   NAME OF FUND IN     SHARE CLASS        NUMBER OF       % OWNERSHIP OF      OUTSTANDING FUND
NAME & ADDRESS OF SHAREHOLDER      HICH SHARES HELD       OWNED         SHARES OWNED       SHARE CLASS       SHARES, ALL CLASSES
-------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO  #                      Aggressive Growth         A           1,423,438.12           59.74%                57.15%
U19-000078
TRUST OPERATIONS -
CASH 1555 N RIVER
CENTER STE 210
-------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL SERVICES
9785 TOWNE CENTRE
DRIVE SAN DIEGO CA
92121-1968                        Aggressive Growth         C               7,886.18            7.32%                 0.32%
-------------------------------------------------------------------------------------------------------------------------------
Altgelt Joan
1304 Crossingway
Wayne, NJ 07470-0992              Aggressive Growth         C               9,930.31            9.21%                 0.40%
-------------------------------------------------------------------------------------------------------------------------------
Curtis Children Irrevocable Trust
2 Twisted Oak Place
Palm Coast, FL 32137              Aggressive Growth         C               7,073.72            6.56%                 0.28%
-------------------------------------------------------------------------------------------------------------------------------
Faith P. Curtis Florida Trust
2 Twisted Oak Place
Palm Coast, FL 32137              Aggressive Growth         C               9,554.49            8.86%                 0.38%
-------------------------------------------------------------------------------------------------------------------------------
BYRD J
PO BOX 413
GREENWOOD, IN 46142               Patriot Fund              A              10,000.00           14.48%                10.09%
-------------------------------------------------------------------------------------------------------------------------------
IRA FBO   STEPHEN J
P. O. BOX
2052
JERSEY CITY, NJ
07303-9998                        Patriot Fund              A               4,789.27            6.94%                 4.83%
-------------------------------------------------------------------------------------------------------------------------------
BROUGHTON JR  ROBERT
9785 TOWNE CENTRE
DRIVE SAN DIEGO CA
92121-1968                        Patriot Fund              A               4,000.00            5.79%                 4.03%
-------------------------------------------------------------------------------------------------------------------------------
Kopach, Marilyn
30 Woodhollow Lane
Palm Coast, FL 32164              Patriot Fund              C               1,767.85            5.87%                 1.78%
-------------------------------------------------------------------------------------------------------------------------------
McCarthy, Gerard A.
PO Box 352355 - 3 Boyd Place
Palm Coast, FL 32135              Patriot Fund              C               2,510.77            8.34%                 2.53%
-------------------------------------------------------------------------------------------------------------------------------
Altgelt Joan
1304 Crossingway
Wayne, NJ 07470-0992              Patriot Fund              C               7,778.92           25.83%                 7.85%
-------------------------------------------------------------------------------------------------------------------------------
Ou Billy
98 Kirby Ave
Mountain Top, PA 18707            Patriot Fund              C               2,254.20            7.49%                 2.27%
-------------------------------------------------------------------------------------------------------------------------------
FIRSTAR FBO BAND & CO
P O BOX 1787
MILWAUKEE, WI 53201               Money Market Fund                       654,400.00           16.79%                16.79%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
ANNUITY
ATTN: JOHN ROMANO (250-10G)
P O BOX 5423                      Conservative
CINCINNATI, OH 45201-5423         Growth Variable                         599,127.88             100%                  100%
-------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO  #
U19-000078
TRUST OPERATIONS -
CASH  1555 N RIVER
CENTER STE 210                    Small Cap Value           A           1,210,036.98           42.14%                40.57%
-------------------------------------------------------------------------------------------------------------------------------
Collins Family Trust
16251 Wikiup Rd.
Ramona, CA 92065                  Small Cap Value           C               6,190.77            5.59%                 0.21%
-------------------------------------------------------------------------------------------------------------------------------
S & K Products Company
700 17th Street, Suite 300
Denver, CO 80202                  Small Cap Value           C               8,432.67            7.61%                 0.28%
-------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO  #
U19-000078
TRUST OPERATIONS -
CASH  1555 N RIVER
CENTER STE 210                    Large/Mid Growth          A           3,912,028.69           70.32%                68.38%
-------------------------------------------------------------------------------------------------------------------------------
Collins Family Trust
16251 Wikiup Rd.
Ramona, CA 92065                  Large/Mid Growth          C               8,539.12            5.41%                 0.15%
-------------------------------------------------------------------------------------------------------------------------------
Faith P. Curtis Florida Trust
2 Twisted Oak Place
Palm Coast, FL 32137              Large/Mid Growth          C               9,378.72            5.94%                 0.16%
-------------------------------------------------------------------------------------------------------------------------------
S & K Products Company
700 17th Street, Suite 300
Denver, CO 80202                  Large/Mid Growth          C              10,915.15            6.91%                 0.19%
-------------------------------------------------------------------------------------------------------------------------------
Altgelt Joan
1304 Crossingway
Wayne, NJ 07470-0992              Large/Mid Growth          C              12,398.04            7.85%                 0.22%
-------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO  #
U19-000078
TRUST OPERATIONS -
CASH 1555 N RIVER
CENTER STE 210                    Large/Mid Cap Val         A           2,032,809.00           59.34%                57.54%
-------------------------------------------------------------------------------------------------------------------------------
S & K Products Company
700 17th Street, Suite 300
Denver, CO 80202                  Large/Mid Cap Val         C               6,733.58             6.3%                 0.19%
-------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO  #
U19-000078
TRUST OPERATIONS -
CASH 1555 N RIVER
CENTER STE 210                    Fixed Income              A           1,364,797.52           60.88%                50.36%
-------------------------------------------------------------------------------------------------------------------------------
NFSC                              Fixed Income              B              23,449.41            6.22%                 0.87%
FBO THOMAS
TAKASH
14442 N 15TH
STREET
PHOENIX, AZ 85022
-------------------------------------------------------------------------------------------------------------------------------
MINOGUE
                                  Fixed Income              B              22,672.81            6.02%                 0.84%
-------------------------------------------------------------------------------------------------------------------------------
S & K Products Company
700 17th Street, Suite 300
Denver, CO 80202                  Fixed Income              C              13,580.30           14.89%                 0.50%
-------------------------------------------------------------------------------------------------------------------------------
Meinders, Candace Kaye
383 Dorland Road S
Maplewood, MN 55119               Fixed Income              C               5,672.66            6.22%                 0.21%
-------------------------------------------------------------------------------------------------------------------------------
ANNUITY                           Small Cap Value                         327,901.61             100%                  100%
ATTN: JOHN ROMANO (250-10G)
P O BOX 5423
CINCINNATI, OH 45201-5423         Variable
-------------------------------------------------------------------------------------------------------------------------------
ANNUITY
ATTN: JOHN ROMANO (250-10G)
P O BOX 5423                      Strategic Growth
CINCINNATI, OH 45201-5423         Variable                                693,667.56             100%                  100%
-------------------------------------------------------------------------------------------------------------------------------

                                THE TIMOTHY PLAN
                                      PROXY

PROPOSAL # 1. ELECT THE  FOLLOWING  PERSONS AS  TRUSTEES,  TO SERVE  UNTIL THEIR
              SUCCESSORS ARE QUALIFIED AND ELECTED.

(1) Arthur D. Ally, (2) Joseph E. Boatwright,  (3) Mathew D. Staver, (4) Charles
E. Nelson, (5) Wesley W. Pennington, (6) Scott Preissler, (7) Alan W. Ross, (8) Richard W. Copeland, (9) William W. Johnson, (10) Kathryn T. Martinez, (11) John
C. Mulder and (12) David J. Tolliver

ALL SHAREHOLDERS OF ALL FUNDS:

For All                          For All Except                  Withhold All

  |_|                                |_|                             |_|

--------------------------------------------------------------------------------

To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

PLEASE VOTE TODAY!                  PLEASE VOTE ALL ISSUES SHOWN ON YOUR BALLOT.

X                                      X
----------------------------------     ----------------------------------
Signature                    Date      Signature                     Date

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Theresa McNamee and Terry Covert, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held February 25, 2005, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR All" on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trust which recommends a vote "FOR All" on the proposal.